JPMorgan Funds - JPMorgan Insurance Trust
Rule 10f-3 Transactions
For the period from January 1, 2015 to June 30, 2015

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Rule 10f-3 Procedures of the Funds:

Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 1/6/15
Issuer FedEx Corporation (FDX 3.90% February 1, 2035)
Cusip 31428XBA3
Bonds 16,000
Offering Price $99.542
Spread 0.88%
Cost $15,927
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.72%
Syndicate Members Citigroup,, BofA merrill Lynch, Morgan Stanley, Regions, SunTrust, BNP Paribas,
Commerz Markets, Deutsche Bank, Drexel Hamilton, Fifth Third, FTN Financial, Goldman Sachs, HSBC, JPMorgan,
KBC Securities, Mitsubushi UFJ, Mizuho, PNC, Scotia Capital, SMBC Nikko, Standard Chartered, US Bancorp, Wells Fargo
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 1/7/15
Issuer Ventas Realty LP (VTR 3.50% February 1, 2025)
Cusip 92277GAE7
Bonds 9,000
Offering Price $99.663
Spread 0.65%
Cost $8,970
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 0.77%
Syndicate Members JPMorgan, BofA Merrill, Lynch, RBC, TD Securities, Barclays, BBVA, Citigroup,
Credit Agricole, Credit Suisse, Goldman Sachs, Jefferies, Mitsubishi UFJ, Morgan Stanley, RBS, UBS, Wells Fargo, BB&T, Fifth Third
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 1/8/15
Issuer Exelon Generation Company, LLC (EXC 2.95% January 15, 2020)
Cusip 30161MAP8
Bonds 15,000
Offering Price $99.981
Spread 0.60%
Cost $14,997
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 3.77%
Syndicate Members Barclays, Citigroup, Credit Suisse, JPMorgan, Morgan Stanley, Samuel A Ramirez, Telsey Advisory
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 1/13/15
Issuer Southern California Edison Company 2015A (EIX 1.845% February 1, 2022)
Cusip 842400GF4
Bonds 19,000
Offering Price $100.00
Spread 0.63%
Cost $19,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.33%
Syndicate Members Barclays, Citigroup, JPMorgan, Mitsubishi UFJ, RBS, UBS, Wells Fargo, Apto Partners,
Drexel hamiton, Great Pacific, Guzman, Lebenthal, MFR, Mischler, SL Hare, SunTrust, US bancorp, Williams Capital
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 1/29/15
Issuer Praxair Inc (PX 2.65% February 5, 2025)
Cusip 74005PBN3
Bonds 16,000
Offering Price $99.617
Spread 0.45%
Cost $15,939
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 1.59%
Syndicate Members Credit Suisse, JPMorgan, RBSD, Wells Fargo, ANZ, BBVA, Goldman Sachs, Itau BBA, Mitsubishi UFJ, PNC, SG Americas
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 2/2/15
Issuer Apple Inc (AAPL 2.15% February 9, 2022)
Cusip 037833AY6
Bonds 55,000
Offering Price $99.981
Spread 0.18%
Cost $54,990
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 4.78%
Syndicate Members Deutsche Bank, Goldman Scahs, Barclays, Citigroup, Credit Suisse, JpMorgan, BofA Merrill Lynch,
Samuel A Ramirez, Wells Fargo, Williams Capital
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 2/2/15
Issuer Apple Inc (AAPL 3.45% February 9, 2045)
Cusip 037833BA7
Bonds 31,000
Offering Price $99.113
Spread 0.60%
Cost $30,725
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 1.77%
Syndicate Members Deutsche Bank, Goldman Scahs, Barclays, Citigroup, Credit Suisse, JpMorgan, BofA Merrill Lynch,
Samuel A Ramirez, Wells Fargo, Williams Capital
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 2/5/15
Issuer Costco Wholesale Corp (COST 2.25% February 15, 2022)
Cusip 22160KAH8
Bonds 21,000
Offering Price $99.704
Spread 0.40%
Cost $20,938
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 3.59%
Syndicate Members JPMorgan, Guggenheim, US Bancorp, Wells Fargoander, SMBC, Wells Fargo
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 2/5/15
Issuer MUFG Americas Holdings Corporation (UNBC 2.25% February 10, 2020)
Cusip 553794AB4
Bonds 9,000
Offering Price $99.981
Spread 0.35%
Cost $8,998
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 3.63%
Syndicate Members Barclays, BofA Merrill Lynch, Mitsubishi UFJ, Morgan Stanley, Deutsche Bank, JPMorgan
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 2/5/15
Issuer Merck & Co., Inc. (MRK 2.35% February 10, 2022)
Cusip 58933YAQ8
Bonds 21,000
Offering Price $99.865
Spread 0.40%
Cost $20,972
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.74%
Syndicate Members BNP Paribas, Credit Suisse, Deutsche Bank, JPMOrgan, Blaylock, Citigroup, DNB NOR Markets, Great Pacific,
HSBC, ING, BofA Merrill Lynch, RBS, Santander, SMBC, Wells Fargo
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 2/5/15
Issuer Merck & Co., Inc. (MRK 3.70% February 10, 2045)
Cusip 58933YAT2
Bonds 10,000
Offering Price $99.425
Spread 0.88%
Cost $9,943
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.73%
Syndicate Members BNP Paribas, Credit Suisse, Deutsche Bank, JPMOrgan, Blaylock, Citigroup, DNB NOR Markets,
Great Pacific, HSBC, ING, BofA Merrill Lynch, RBS, Santander, SMBC, Wells Fargo
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 2/9/15
Issuer Microsoft Corporation (MSFT 2.375% February 12, 2022)
Cusip 594918BA1
Bonds 65,000
Offering Price $99.827
Spread 0.40%
Cost $64,888
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 2.56%
Syndicate Members Barclays, Citigroup, Goldman Scahs, HSBC, JPMorgan, BofA Merrill Lynch, RBS, Wells Fargo,
CastleOak, Drexel Hamilton, Lebenthal, Loop Capital, Samuel A Ramirez, Williams Capital
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 2/9/15
Issuer Microsoft Corporation (MSFT 3.50% February 12, 2035)
Cusip 594918BC7
Bonds 18,000
Offering Price $98.850
Spread 0.88%
Cost $17,793
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 0.59%
Syndicate Members Barclays, Citigroup, Goldman Scahs, HSBC, JPMorgan, BofA Merrill Lynch, RBS, Wells Fargo,
CastleOak, Drexel Hamilton, Lebenthal, Loop Capital, Samuel A Ramirez, Williams Capital
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 2/9/15
Issuer Microsoft Corporation (MSFT 4.00% February 12, 2055)
Cusip 594918BE3
Bonds 19,000
Offering Price $98.410
Spread 0.88%
Cost $18,698
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.74%
Syndicate Members Barclays, Citigroup, Goldman Scahs, HSBC, JPMorgan, BofA Merrill Lynch, RBS, Wells Fargo,
CastleOak, Drexel Hamilton, Lebenthal, Loop Capital, Samuel A Ramirez, Williams Capital
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 2/18/15
Issuer Waste Management Inc (WM 3.90% March 1, 2035)
Cusip 94106LBB4
Bonds 8,000
Offering Price $99.834
Spread 0.88%
Cost $7,987
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 1.83%
Syndicate Members Barclays, Credit Suisse, Deutsche bank, Goldman Sachs, JPMorgan, BofA Merrill Lynch, RBS,
Wells fargo,BBVA, Blaylock, BNP Paribas, BNY Mellon, Citigroup,Comerica, Drexel Hamilton, lloyds, Mitsubishi UFJ,
Mizuho, PNC, Scoyia Capital, SMBC Nikko, US Bancorp
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 2/25/15
Issuer Magellan Midstream Partners, L.P. (MMP 3.20% March 15, 2025)
Cusip 559080AH
Bonds 14,000
Offering Price $99.871
Spread 0.65%
Cost $13,982
Dealer Executing Trade RBC Capital Markets
% of Offering  purchased by firm 2.53%
Syndicate Members Citigroup, JPMorgan, RBC, SunTrust, Barclays, Mitsubishi UFJ, Morgan Stanley, PNC, SMBC Nikko, US bancorp, Wells Fargo
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 03/03/15
Issuer Actavis Funding SCS (ACT 3.00% March 12, 2020)
Cusip 00507UAP6
Bonds 43,000
Offering Price $99.995
Spread 0.60%
Cost $42,998
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 1.27%
Syndicate Members BNP Paribas, JPMorgan, Mizuho, SMBC, Wells Fargo
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 03/03/15
Issuer Actavis Funding SCS (ACT 3.45% March 15, 2022)
Cusip 00507UAR2
Bonds 42,000
Offering Price $99.858
Spread 0.63%
Cost $41,940
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 0.74%
Syndicate Members BNP Paribas, JPMorgan, Mitsubishi UFJ, Mizuho, Wells Fargo
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 03/03/15
Issuer Actavis Funding SCS (ACT 4.55% March 15, 2035)
Cusip 00507UAT8
Bonds 15,000
Offering Price $99.570
Spread 0.88%
Cost $14,936
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 0.65%
Syndicate Members Barclays, JPMorgan Mizuho, TD Securities, Wells Fargo
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 03/04/15
Issuer TD Ameritrade Holding Corporation (AMTD 2.95% April 1, 2022)
Cusip 87236YAE8
Bonds 17,000
Offering Price $99.765
Spread 0.65%
Cost $16,960
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.30%
Syndicate Members Barclays, JPMorgan, BofA, TD Securities, US bancorp, Wells Fargo, Citigroup
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 03/09/15
Issuer Spectra Energy Partners (SEP 3.50% March 15, 2025)
Cusip 84756NAF6
Bonds 19,000
Offering Price $99.582
Spread 0.65%
Cost $18,921
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.83%
Syndicate Members JPMorgan, BofA, Mitsubishi UFJ, RBS, SunTrust Robinson Humphrey, Deutsche Bank, KeyBanc, SMBC Nikko
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 03/09/15
Issuer Spectra Energy Partners (SEP 4.50% March 15, 2045)
Cusip 84756NAG4
Bonds 7,000
Offering Price $99.234
Spread 0.88%
Cost $6,946
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.12%
Syndicate Members JPMorgan, BofA, Mitsubishi UFJ, RBS, SunTrust Robinson Humphrey, Deutsche Bank, KeyBanc, SMBC Nikko
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 03/11/15
Issuer Noble Holding International Limited (NE 6.95% April 1, 2045)
Cusip 65504LAL1
Bonds 18,000
Offering Price $98.630
Spread 0.88%
Cost $17,753
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 2.99%
Syndicate Members Barclays, BNP Paribas, Citigroup, Credit Suisse, DNB NOR Markets, HSBC, JPMorgan, SunTrust Robinson Humphrey
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 03/11/15
Issuer Noble Holding International Limited (NE 4.00% March 16, 2018)
Cusip 65504LAM9
Bonds 6,000
Offering Price $99.787
Spread 0.45%
Cost $5,987
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.99%
Syndicate Members Barclays, BNP Paribas, Citigroup, Credit Suisse, DNB NOR Markets, HSBC, JPMorgan, SunTrust Robinson Humphrey
Fund JPMorgan Insurance Trust Income Builder Portfolio
Trade Date 03/12/15
Issuer Bank of America Corporation (BAC FRN December 29, 2029
Cusip 06050EN0
Bonds 35,000
Offering Price $100.00
Spread 1.50%
Cost $35,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 5.02%
Syndicate Members BofA, JPMorgan
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 03/17/15
Issuer ONEOK Partners LP (OKS 3.80% March 15, 2020)
Cusip 68268NAN3
Bonds 50,000
Offering Price $99.982
Spread 0.60%
Cost $49,991
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 10.88%
Syndicate Members Deutsche bank, JPMorgan, Mitsubishi UFJ, US Bancorp. Barclays, BB&T, Credit Suisse, Goldman Sachs,
Morgan Stanley, PNC, RBC, UBS, Wells Fargo
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 03/17/15
Issuer ONEOK Partners LP (OKS 4.90% March 15, 2025)
Cusip 68268NAP8
Bonds 100,000
Offering Price $99.790
Spread 0.65%
Cost $99,790
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 13.24%
Syndicate Members Deutsche bank, JPMorgan, Mitsubishi UFJ, US Bancorp. Barclays, BB&T, Credit Suisse, Goldman Sachs,
Morgan Stanley, PNC, RBC, UBS, Wells Fargo
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 04/07/15
Issuer Monsanto Company (MON 3.95% April 15, 2045)
Cusip 61166WAV3
Bonds 11,000
Offering Price $99.703
Spread 0.88%
Cost $10,967
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.06%
Syndicate Members Barclays, Goldman Sachs, BofA, Mitsubishi UFJ, BNY Meelon, Citigroup, Credit Agricole, HSBC, Jpmorgan,
Mizuho, Morgan Stanley, Rabo Securities, Santander, SG Americas, Standard Chartered, UniCredit, US bancorp, Wells Fargo, Williams Capital
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 04/16/15
Issuer CSX Corporation (CSX 3.95% May 1, 2050)
Cusip 126408HC0
Bonds 19,000
Offering Price $99.098
Spread 0.88%
Cost $18,829
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.75%
Syndicate Members Credit Suisse, Morgan Stanley, UBS, Citigroup, JPMorgan, Mitsubishi UFJ,. Mizuho, PNC, Williams Capital
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 04/22/15
Issuer Blackstone Holdings Finance Co., LLC (BX 4.45% July 15, 2045 144A)
Cusip 09256BAH0
Bonds 17,000
Offering Price $99.229
Spread 0.88%
Cost $16,869
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.72%
Syndicate Members BofA, Citigroup, Morgan Stanley JPMorgan
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 04/23/15
Issuer AT&T Inc (T 2.45% June 30, 2020)
Cusip 00206RCL4
Bonds 33,000
Offering Price $99.949
Spread 0.30%
Cost $32,983
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.18%
Syndicate Members Barclays, BNP Paribas, Citigroup, Credit Suisse, Deutsche Bank, Goldman Sachs, JPMorgan, BofA, Mizuho,
Morgan Stanley, RBC, UBS, Wells Fargo
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 04/23/15
Issuer AT&T Inc (T 3.00% June 30, 2022)
Cusip 00206RCM2
Bonds 69,000
Offering Price $99.970
Spread 0.35%
Cost $68,979
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.35%
Syndicate Members Barclays, BNP Paribas, Citigroup, Credit Suisse, Deutsche Bank, Goldman Sachs, JPMorgan, BofA, Mizuho,
Morgan Stanley, RBC, UBS, Wells Fargo
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 04/23/15
Issuer AT&T Inc (T 3.40% May 15, 2025)
Cusip 00206RCN0
Bonds 14,000
Offering Price $99.704
Spread 0.40%
Cost $13,959
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.54%
Syndicate Members Barclays, BNP Paribas, Citigroup, Credit Suisse, Deutsche Bank, Goldman Sachs, JPMorgan, BofA, Mizuho,
Morgan Stanley, RBC, UBS, Wells Fargo
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 04/23/15
Issuer AT&T Inc (T 4.50% May 15, 2035)
Cusip 00206RCP5
Bonds 23,000
Offering Price $99.711
Spread 0.60%
Cost $22,934
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.86%
Syndicate Members Barclays, BNP Paribas, Citigroup, Credit Suisse, Deutsche Bank, Goldman Sachs, JPMorgan, BofA, Mizuho,
Morgan Stanley, RBC, UBS, Wells Fargo
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 04/23/15
Issuer AT&T Inc (T 4.75% May 15, 2046)
Cusip 00206RCQ3
Bonds 26,000
Offering Price $99.644
Spread 0.75%
Cost $25,907
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.48%
Syndicate Members Barclays, BNP Paribas, Citigroup, Credit Suisse, Deutsche Bank, Goldman Sachs, JPMorgan, BofA, Mizuho,
Morgan Stanley, RBC, UBS, Wells Fargo
Fund JPMorgan Insurance Trust Income Builder Portfolio
Trade Date 04/23/15
Issuer Bank of New York Mellon Corp (BK FRN June 20, 2020)
Cusip 064058AD2
Bonds 30,000
Offering Price $100.00
Spread 1.00%
Cost $30,000
Dealer Executing Trade Nomura Securities
% of Offering  purchased by firm 8.11%
Syndicate Members Bony-Mellon, Citigroup, Deutsche Bank, Goldman Sachs, Barclays, BNP Paribas, Credit Suisse, JPMorgan,
BofA, Morgan Stanley, UBS, Wells Fargo
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 04/29/15
Issuer United Technologies Corporation (UTX 4.15% May 15, 2045)
Cusip 913017CA5
Bonds 25,000
Offering Price $99.862
Spread 0.88%
Cost $24,966
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.12%
Syndicate Members BNP Paribas, Citigroup, Deutsche Bank, Goldman Sachs, HSBC, JPMorgan, BofA
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 04/30/15
Issuer Crown Castle Towers LLC (CCI 3.222% May 15, 2022 144A)
Cusip 22822RBB5
Bonds 42,000
Offering Price $100.00
Spread 0.88%
Cost $42,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.32%
Syndicate Members MitsubishiUFJ, BofA, Barclays, BBVA, Citigroup, Credit Agricole, JPMorgan, Mizuho, Morgan Stanley, RBC,
SunTrust, TD Securities, Wells Fargo
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 05/06/15
Issuer Apple Inc (AAPL 3.20% May 13, 2025)
Cusip 037833BG4
Bonds 32,000
Offering Price $99.652
Spread 0.20%
Cost $31,889
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 1.29%
Syndicate Members Deutsche Bank, Goldman Sachs, JPMorgan, BofA Merrill, CastleOak, Citigroup, Credit Suisse, Lebenthal,
Mischler, Wells Fargo
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 05/06/15
Issuer Public Service Electric and Gas Company (PEG 3.00% May 15, 2025)
Cusip 74456QBL9
Bonds 83,000
Offering Price $99.897
Spread 0.60%
Cost $82,915
Dealer Executing Trade Mizuho Securities
% of Offering  purchased by firm 2.65%
Syndicate Members BNP Paribas, BNY Mellon, JPMorgan, Mitsubishi UFJ, Mizuho, Scotia Capital, Castle Oak, CIBC,
TD Securities, US Bancorp
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 05/12/15
Issuer Exeter Automobile Receivables Trust, 2015-2 A (EART 2015-2 A 1.54% November 15, 2019 144A)
Cusip 30165UAA9
Bonds 175,000
Offering Price $99.992610
Spread 0.43%
Cost $174,987
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 16.59%
Syndicate Members Citigroup, Deutsche Bank, Barclays, JPMOrgan
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 05/20/15
Issuer Drive Auto Receivables Trust 2015-B B (DRIVE 2015-B B 2.12% June 17, 2019 144A)
Cusip 26207UAE7
Bonds 163,000
Offering Price $99.991539
Spread 0.20%
Cost $162,986
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 20.29%
Syndicate Members JPMorgan, Wells Fargo
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 05/28/15
Issuer Home Depot Inc (HD 4.25% April 1, 2046)
Cusip 437076BH4
Bonds 34,000
Offering Price $99.749
Spread 0.88%
Cost $33,915
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.81%
Syndicate Members Credit Suisse, Goldman Sachs, JPMorgan, BofA Merrill, Barclays, BNY Mellon, Citigroup, Deutsche,
Fifth Third, Lebenthal, Mizuho, Morgan Stanely, RBC, SunTrust, TD Securities, US Bancorp, Wells Fargo, Williams Capital
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 06/01/15
Issuer Petrobras Global Finance B.V. (PETBRA 6.85% June 5, 2015)
Cusip 71647NAN9
Bonds 15,000
Offering Price $81.070
Spread 0.30%
Cost $12,161
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.70%
Syndicate Members Deutsche bank, JPMorgan
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 06/01/15
Issuer Precision Castparts Corp. (PCP 3.25% June 15, 2025)
Cusip 740189AM7
Bonds 45,000
Offering Price $99.796
Spread 0.45%
Cost $44,908
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 3.38%
Syndicate Members Citigroup, BofA Merrill, Mitsubishi UFJ, Mizuho, US Bancorp, Wells Fargo, Barclays, JPMorgan, PNC,
Scotia, BNY Melllon, Credit Suisse
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 06/01/15
Issuer Starbucks Corporation (SBUX 2.70% June 15, 2022)
Cusip 855244AG4
Bonds 28,000
Offering Price $99.981
Spread 0.40%
Cost $27,995
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 3.06%
Syndicate Members Citigroup, BOofA Merrill, Morgan Stanley, Academy Securities, Drexel Hamilton, Goldman Sachs, HSBC,
JPMorgan, Mischler, Rabo, Scotia, US Bancorp, Wells Fargo
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 06/04/15
Issuer Bank of Nova Scotia (BNS 1.70% June 11, 2018)
Cusip 064159GM2
Bonds 100,000
Offering Price $99.953
Spread 0.25%
Cost $99,953
Dealer Executing Trade Scotia Capital
% of Offering  purchased by firm 8.98%
Syndicate Members Barclays, Citigroup, BofA Merrill, Scotai Capital, UBS, BNP Paribas, Deutsche, Goldman Sachs, HSBC,
JPMorgan, Morgan Stanley, Wells Fargo
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 06/04/15
Issuer WW Grainger Inc (GWW 4.60% June 15, 2045)
Cusip 384802AB0
Bonds 27,000
Offering Price $99.919
Spread 0.88%
Cost $26,978
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 3.18%
Syndicate Members JPMOrgan, Morgan Stanley, HSBC, Loop Capitalm, BofA Merrill, Mitsubishi UFJ, RBC, US Bancorp, Wells Fargo
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 06/04/15
Issuer Wisconsin Energy Corporation (WEC 3.55% June 15, 2025)
Cusip 976657AL0
Bonds 43,000
Offering Price $99.983
Spread 0.65%
Cost $42,993
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 2.71%
Syndicate Members BNP Paribas, JPMOrgan, KeyBanc, BofA Merrill, Wells fargo, Loop Capital, PNC, Samuel A Ramirez & Co
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 06/09/15
Issuer DTE Energy Company (DTE 3.30% June 15, 2022 144A)
Cusip 233331AU1
Bonds 30,000
Offering Price $99.963
Spread 0.63%
Cost $29,989
Dealer Executing Trade UBS Securities LLC
% of Offering  purchased by firm 5.53%
Syndicate Members JPMorgan, TD Securities, UBS, Comerica, US Bancorp
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 06/09/15
Issuer Pacific Gas and Electric Company (PCG 3.50% June 15, 2025)
Cusip 694308HM2
Bonds 16,000
Offering Price $99.365
Spread 0.65%
Cost $15,898
Dealer Executing Trade Citigroup Global Markets Inc
% of Offering  purchased by firm 4.20%
Syndicate Members Citigroup, JPMorgan, Loop, Mizuho, Academy, Blaylock, BNY Mellon, CIBC, MFR Securities, TD Securities
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 06/09/15
Issuer Reynolds American Inc. (RAI 5.70% August 15, 2035)
Cusip 761713BA3
Bonds 12,000
Offering Price $99.558
Spread 0.88%
Cost $11,947
Dealer Executing Trade Citigroup Global Markets Inc
% of Offering  purchased by firm 2.94%
Syndicate Members Citigroup, Credit Suisse, Fifth Third,cGoldman Sachs, JPMorgan, Mizuho, RBC, Scotia Capital
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 06/09/15
Issuer Reynolds American Inc. (RAI 4.00% June 12, 2022)
Cusip 761713BF2
Bonds 24,000
Offering Price $99.861
Spread 0.63%
Cost $23,967
Dealer Executing Trade Citigroup Global Markets Inc
% of Offering  purchased by firm 1.40%
Syndicate Members Citigroup, Credit Suisse, Fifth Third,cGoldman Sachs, JPMorgan, Mizuho, RBC, Scotia Capital
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 06/10/15
Issuer Cisco Systems Inc. (CSCO 3.00% June 15, 2022)
Cusip 17275RAV4
Bonds 56,000
Offering Price $99.463
Spread 0.30%
Cost $55,699
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 4.05%
Syndicate Members Citigroup, Credit Suisse, Goldman Sachs, JPMorgan, BofA Merrill, Morgan Stanley, Wells Fargo
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 06/18/15
Issuer Baxalta Inc (BXLT 5.25% June 23, 2045 144A)
Cusip 07177MAE3
Bonds 8,000
Offering Price $99.342
Spread 0.88%
Cost $7,947
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 1.55%
Syndicate Members BofA Merrill, Citigroup, Credit Suisse, Deutsche, Goldman Sachs, JPMorgan, UBS
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 06/18/15
Issuer Baxalta Inc (BXLT 3.60% June 23, 2022 144A)
Cusip 07177MAK9
Bonds 22,000
Offering Price $99.914
Spread 0.63%
Cost $21,981
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 3.07%
Syndicate Members BofA Merrill, Citigroup, Credit Suisse, Deutsche, Goldman Sachs, JPMorgan, UBS
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 06/18/15
Issuer Energy Transfer Partners (ETP 4.75% January 15, 2026)
Cusip 29273RBG3
Bonds 45,000
Offering Price $99.275
Spread 0.65%
Cost $44,674
Dealer Executing Trade Mitsubishi UFJ Securities
% of Offering  purchased by firm 2.34%
Syndicate Members Barclays, Credit Suisse, Deutsche, DNB Capital, Goldman Sachs, JPMorgan, BofA merrill,
Mitsubishi UFJ, Mizuho, Morgan Stanley, SunTrust, US Bancorp, Wells Fargo
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 06/18/15
Issuer Occidental Petroleum Corporation (OXY 3.50% June 15, 2025)
Cusip 674599CG8
Bonds 45,000
Offering Price $99.742
Spread 0.45%
Cost $44,884
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.16%
Syndicate Members Citigroup, JPMorgan, BofA Merrill, Wells Fargo, Barclays, BNY Mello, HSBC, Lebenthal,
Mitsubishi UFJ, Mizuho, Morgan Dtanley, PNC, Scotia Capital, SG Americas, SMBC Nikko, Standard Chartered, US Bancorp
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 06/23/15
Issuer HJ Heinz Company (HNZ 5.00% July 15, 2035 144A)
Cusip 423074AT0
Bonds 33,000
Offering Price $99.049
Spread 0.88%
Cost $32,686
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 0.70%
Syndicate Members Barclays, Citigroup, Goldman Sachs, HSBC, JPMorgan, Morgan Stanley, RBC, Wells Fargo

Fund JPMorgan Insurance Trust Mid Cap Value Portfolio
Trade Date 01/15/15
Issuer Southwestern Energy Company (SWN) Secondary
Cusip 84546710
Shares 18,600
Offering Price $23.00
Spread $0.69
Cost $427,800
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 6.00%
Syndicate Members BofA Merrill Lynch / Citigroup / J.P. Morgan / Wells Fargo Securities / BMO Capital Markets /
BNP Paribas / MUFG / Mizuho Securities / RBS / SMBC Nikko / BBVA / Credit Agricole CIB / RBC Capital Markets / CIBC /
Societe Generale / BB&T Capital Markets / Comerica Securities / Fifth Third Securities / Heikkinen Energy Advisors /
HSBC / KeyBanc Capital Markets / Macquarie Capital / Piper Jaffray / PNC Capital Markets LLC / Baird / Scotiabank /
Howard Weil / Tudor, Pickering, Holt &  Co.
Fund JPMorgan Insurance Trust US Equity Portfolio
Trade Date 01/15/15
Issuer Southwestern Energy Company (SWN) Secondary
Cusip 84546710
Shares 1,500
Offering Price $23.00
Spread $0.69
Cost $34,500
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 6.00%
Syndicate Members BofA Merrill Lynch / Citigroup / J.P. Morgan / Wells Fargo Securities / BMO Capital Markets /
BNP Paribas / MUFG / Mizuho Securities / RBS / SMBC Nikko / BBVA / Credit Agricole CIB / RBC Capital Markets / CIBC /
Societe Generale / BB&T Capital Markets / Comerica Securities / Fifth Third Securities / Heikkinen Energy Advisors /
HSBC / KeyBanc Capital Markets / Macquarie Capital / Piper Jaffray / PNC Capital Markets LLC / Baird / Scotiabank /
Howard Weil / Tudor, Pickering, Holt &  Co.
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 01/29/15
Issuer Shake Shack Inc. (SHAK) IPO
Cusip 81904710
Shares 1,100
Offering Price $21.00
Spread $1.47
Cost $23,100
Dealer Executing Trade Morgan Stanley
% of Offering  purchased by firm 1.67%
Syndicate Members J.P. Morgan / Morgan Stanley / Goldman, Sachs & Co. / Barclays / Jefferies / William Blair / Stifel
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 02/12/15
Issuer Invitae Corporation (NVTA) IPO
Cusip 46185L103
Shares 8,500
Offering Price $16.00
Spread $1.12
Cost $136,000
Dealer Executing Trade Cowen and Company
% of Offering  purchased by firm 6.66%
Syndicate Members J.P. Morgan / Cowen and Company / Leerink Partners
Fund JPMorgan Insurance Trust US Equity Portfolio
Trade Date 02/26/15
Issuer American Tower Corporation (AMT) Secondary
Cusip 03027X100
Shares 1,500
Offering Price $97.00
Spread $2.57
Cost $145,500
Dealer Executing Trade Goldman, Sachs & Co.
% of Offering  purchased by firm 7.04%
Syndicate Members Goldman, Sachs & Co. / BofA Merrill Lynch / Barclays / Ciitgroup / J.P. Morgan / Morgan Stanley /
RBC Capital Markets / RBS / TD Securities / BBVA / BNP Paribas / Credit Agricole CIB / EA Markets / HSBC / Macquarie Capital /
Mizuho Securities / Santander / Scotiabank / SMBC Nikko / SunTrust Robinson Humphrey
Fund JPMorgan Insurance Trust US Equity Portfolio
Trade Date 02/26/15
Issuer American Tower Corporation (AMT) Secondary
Cusip 03027X100
Shares 800
Offering Price $97.00
Spread $2.57
Cost $77,600
Dealer Executing Trade Goldman, Sachs & Co.
% of Offering  purchased by firm 7.04%
Syndicate Members Goldman, Sachs & Co. / BofA Merrill Lynch / Barclays / Ciitgroup / J.P. Morgan / Morgan Stanley /
RBC Capital Markets / RBS / TD Securities / BBVA / BNP Paribas / Credit Agricole CIB / EA Markets / HSBC / Macquarie Capital /
Mizuho Securities / Santander / Scotiabank / SMBC Nikko / SunTrust Robinson Humphrey
Fund JPMorgan Insurance Trust Value Mid Cap Portfolio
Trade Date 03/24/15
Issuer Brixmor Property Group Inc. (BRX) Secondary
Cusip 11120U10
Shares 9,100
Offering Price $26.38
Spread $0.40
Cost $240,058
Dealer Executing Trade Wells Fargo Securities
% of Offering  purchased by firm 2.76%
Syndicate Members BofA Merrill Lynch / Citigroup / J.P. Morgan / Wells Fargo Securities
Fund JPMorgan Insurance Trust Value Mid Cap Portfolio
Trade Date 03/25/15
Issuer Citizens Financial Group, Inc. (CFG) Secondary
Cusip 17461010
Shares 14,200
Offering Price $23.75
Spread $0.29
Cost $337,250
Dealer Executing Trade Morgan Stanley
% of Offering  purchased by firm 1.24%
Syndicate Members Morgan Stanley / Goldman, Sachs & Co. / J.P. Morgan / Citigroup / Credit Suisse / Deutsche Bank Securities /
RBS / UBS Investment Bank / Wells Fargo Securities / Barclays / Keefe, Bruyette & Woods / Oppenheimer & Co. / RBC Capital Markets /
Sandler O'Neill + Partners, L.P.
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 04/16/15
Issuer Party City Holdco Inc. (PRTY) IPO
Cusip 70214910
Shares 3,100
Offering Price $17.00
Spread $1.06
Cost $52,700
Dealer Executing Trade Goldman, Sachs & Co.
% of Offering  purchased by firm 0.65%
Syndicate Members Goldman, Sachs & Co. / BofA Merrill Lynch / Credit Suisse / Morgan Stanley / Barclays / Deutsche Bank Securities /
J.P. Morgan / William Blair / Stephens Inc. / Telsey Advisory Group
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 04/16/15
Issuer Virtu Financial, Inc. (VIRT) IPO
Cusip 92825410
Shares 2,500
Offering Price $19.00
Spread $1.33
Cost $47,500
Dealer Executing Trade Goldman, Sachs & Co.
% of Offering  purchased by firm 0.86%
Syndicate Members Goldman, Sachs & Co. / J.P. Morgan / Sandler O'Neill + Partners, L.P. / BMO Capital Markets / Citigroup /
Credit Suisse / Evercore ISI / UBS Investment Bank / Academy Securities / CIBC / Rosenblatt Securities
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 05/07/15
Issuer aTyr Pharma, Inc. (LIFE) IPO
Cusip 00212010
Shares 2,500
Offering Price $14.00
Spread $0.98
Cost $35,000
Dealer Executing Trade Citigroup
% of Offering  purchased by firm 0.86%
Syndicate Members J.P. Morgan / Citigroup / BMO Capital Markets / William Blair
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 06/05/15
Issuer Evolent Health, Inc. (EVH) IPO
Cusip 30050B10
Shares 5,500
Offering Price $17.00
Spread $1.19
Cost $93,500
Dealer Executing Trade Goldman, Sachs & Co.
% of Offering  purchased by firm 1.86%
Syndicate Members J.P. Morgan / Goldman, Sachs & Co. / Wells Fargo Securities / William Blair / SunTrust Robinson Humphrey / Leerink Partners
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 06/18/15
Issuer Univar Inc. (UNVR) IPO
Cusip 91336L10
Shares 9,800
Offering Price $22.00
Spread $1.32
Cost $215,600
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.36%
Syndicate Members Deutsche Bank Securities / Goldman, Sachs & Co. / BofA Merrill Lynch / Barclays / Credit Suisse / J.P. Morgan /
Jefferies / Morgan Stanley / Citigroup / HSBC / Moelis & Company / Wells Fargo Securities / Lazard / SunTrust Robinson Humphrey / William Blair
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 06/19/15
Issuer Fogo De Chao (FOGO) IPO
Cusip 34417710
Shares 1,200
Offering Price $20.00
Spread $1.40
Cost $24,000
Dealer Executing Trade Jefferies
% of Offering  purchased by firm 1.64%
Syndicate Members Jefferies / J.P. Morgan / Credit Suisse / Deutsche Bank Securities / Piper Jaffray / Wells Fargo Securities / Macquarie Capital
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 06/25/15
Issuer Glaukos Corporation (GKOS) IPO
Cusip 37732210
Shares 500
Offering Price $18.00
Spread $1.26
Cost $9,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 0.15%
Syndicate Members J.P. Morgan / BofA Merrill Lynch / Goldman, Sachs & Co. / William Blair / Cantor Fitzgerald & Co.
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 06/26/15
Issuer Xactly Corporation (XTLY) IPO
Cusip 98386L10
Shares 13,500
Offering Price $8.00
Spread $0.56
Cost $108,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 3.61%
Syndicate Members J.P. Morgan / Deutsche Bank Securities / UBS Investment Bank / Needham & Company / Oppenheimer & Co.
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 06/30/15
Issuer Teladoc, Inc. (TDOC) IPO
Cusip 87918A10
Shares 4,100
Offering Price $19.00
Spread $1.33
Cost $77,900
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 2.07%
Syndicate Members J.P. Morgan / Deutsche Bank Securities / Wells Fargo Securities / William Blair / SunTrust Robinson Humphrey